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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2001



                      PROTEIN POLYMER TECHNOLOGIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                                  0-19724                            33-0311631
-------------------------------                 ------------                     -------------------
(State or other jurisdiction of                  (Commission                        (IRS Employer
 incorporation or organization)                 File Number)                     Identification No.)


10655 Sorrento Valley Road, San Diego, California                                    92121
-------------------------------------------------                                 ----------
   (Address of principal executive offices)                                       (Zip Code)




Registrant's telephone number,  including area code:        (858) 558-6064
                                                        ------------------------


                                  Not Applicable
                                  --------------
         (Former name or former address, if changed since last report)

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

Item 4.    Changes in Registrant's Certifying Accountant.

     (a)  Previous Independent Accountants.

          (i) On April 24, 2001, Ernst & Young LLP, which had been our independent accountants since our inception in 1988, terminated its auditor relationship with us and declined to stand for re-election as our independent auditor.

          (ii) Ernst & Young LLP's reports on our financial statements for the last two fiscal years, ended December 31, 1999 and 2000, have not contained an adverse opinion or disclaimer of opinion, nor have they contained any modifications as to uncertainty (except that their report on the 2000 financial statements contained an uncertainty paragraph related to our ability to continue as a going concern), scope or accounting principles.

          (iii) During the last two fiscal years, ended December 31, 1999 and 2000, and since that date through the date hereof, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of any such disagreements in connection with its reports.

           (iv) The Audit Committee of our Board of Directors interviewed Peterson & Company and recommended to our Board of Directors that Peterson & Company be selected to replace Ernst & Young LLP, which selection was approved by our Board of Directors.

           (v) We provided to Ernst & Young LLP a copy of the disclosures made under this Item 4 and requested Ernst & Young LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements as set forth herein. Ernst & Young LLP has provided such a letter, agreeing with the statements set forth herein. Such letter is attached as Exhibit 16.1.

     (b)  New Independent Accountants.

            (i) On April 24, 2001, we engaged the firm of Peterson & Company, San Diego, California, as our independent auditors to audit our financial statements for the fiscal year ending December 31, 2001.

            (ii) We have not consulted with Peterson & Company during the two years ended December 31, 2000, and during the subsequent period to the date hereof, on either (a) the application of accounting principles, (b) the type of opinion Peterson & Company might issue on our financial statements, or (c) any other matter that was either the subject of any disagreement between us and our former auditor or a reportable event as described in
     Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended.

Item 7.    Financial Statements and Exhibits.

     (c)  Exhibits.



Exhibit Number  Description of Document
--------------  -----------------------

16.1            Letter from Ernst & Young LLP dated April 27, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      April 27, 2001            PROTEIN POLYMER TECHNOLOGIES, INC.

                                     By: /s/ J. Thomas Parmeter
                                        _______________________________
                                         J. Thomas Parmeter
                                         Chief Executive Officer

                               INDEX TO EXHIBITS



Exhibit Number     Description of Document
--------------     -----------------------

16.1               Letter from Ernst & Young LLP dated April 27, 2001.